Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2015
Prospectus

The following information supplements similar information for Brokerage and Investment Management Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s) on page 8.

Christopher Lee (co-manager) has managed the fund since May 2013.

Daniel Dittler (co-manager) has managed the fund since July 2015.

The following information supplements the biographical information found in the "Fund Management" section on page 27.

Christopher Lee is co-manager of Brokerage and Investment Management Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

Daniel Dittler is co-manager of Brokerage and Investment Management Portfolio, which he has managed since July 2015. Since joining Fidelity Investments in 2008, Mr. Dittler has worked as an equity research analyst and portfolio manager.

SELFIN-15-01  July 24, 2015
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